

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL American Realty Fund, Inc. at March 31, 1998, and its statement of income for the three months then ended and is qualified in its entirety by reference to the Form 10Q of CNL American Realty Fund, Inc. for the three months ended March 31, 1998.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               MAR-31-1998
<CASH>                                      14,945,934<F1>
<SECURITIES>                                         0
<RECEIVABLES>                                        0
<ALLOWANCES>                                         0
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F2>
<PP&E>                                               0
<DEPRECIATION>                                       0
<TOTAL-ASSETS>                              15,835,015
<CURRENT-LIABILITIES>                                0<F2>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                        18,599
<OTHER-SE>                                  15,471,866
<TOTAL-LIABILITY-AND-EQUITY>                15,835,315
<SALES>                                              0
<TOTAL-REVENUES>                               139,153
<CGS>                                                0
<TOTAL-COSTS>                                   91,845
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                 47,308
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                             47,308
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                    47,308
<EPS-PRIMARY>                                      .03
<EPS-DILUTED>                                      .03

<F1>Cash includes certificates of deposit totalling $1,500,000.
<F2>Due to the nature of its industry, CNL American Realty Fund, Inc. has an unclassified balance sheet; therefore, no values are listed above for current assets and current liabilities.



